BLACKROCK FUNDS II

BlackRock 20/80 Target Allocation Fund

BlackRock 40/60 Target Allocation Fund

BlackRock 60/40 Target Allocation Fund

BlackRock 80/20 Target Allocation Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 20, 2026 to the Prospectuses of each Fund, each dated January 28, 2026, as amended and/or supplemented from time to time.

Effective immediately, the section in each Prospectus entitled “Details About the Funds — Information about Underlying Funds and ETFs” is amended as follows:

The sub-section entitled “Exchange Traded Funds (“ETFs”) — Equity ETFs” is amended to add the following underlying ETF to the table:

Fund Name	Investment Objective and Principal Investment Strategies
iShares Large Cap Core Active ETF

The iShares Large Cap Core Active ETF (the “Fund”) seeks to maximize total return.

Under normal circumstances, the Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities and derivatives that have similar economic characteristics to such securities. Investments in derivatives are counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. For purposes of the Fund’s 80% policy, large cap equity securities are equity securities that, at the time of purchase, have a market capitalization within the range of companies included in the Russell 1000 ® Index (the “Russell 1000 Index”). The Russell 1000 Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The Russell 1000 Index includes equity securities of issuers which range in size between approximately $1.03 billion and $4.94 trillion as of October 31, 2025. The Fund primarily seeks to buy common stock and may also invest in preferred stock. From time to time, the Fund may invest in shares of companies through “new issues” or initial public offerings. The Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. Equity securities consist of common stock, preferred stock, other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 1000 Index, and American Depositary Receipts, which are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign company. The Fund may also purchase convertible securities.

The Fund invests primarily in equity securities that BFA believes can maximize long term total return. BFA relies on the professional judgment of its portfolio managers to make investment decisions. The basic investment philosophy of the Fund is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The Fund invests primarily in common stock of U.S. companies, but the Fund may invest up to 25% of its total assets in the securities of foreign companies and ADRs.

Fund Name	Investment Objective and Principal Investment Strategies
iShares Large Cap Core Active ETF (continued)

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Fund may depart from its principal investment strategies and may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Fund may not achieve its investment objectives under these circumstances. BFA’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The sub-section entitled “Exchange Traded Funds (“ETFs”) — Fixed Income ETFs” is amended to add the following underlying ETF to the table:

Fund Name	Investment Objective and Principal Investment Strategies
iShares® Systematic Bond ETF

The iShares Systematic Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment grade or high yield.

The Fund seeks to track the BlackRock Universal Systematic Bond Index (the “Underlying Index”), which allocates across four components: U.S. Treasury securities, U.S. agency mortgage-backed securities (“agency MBS”), and U.S. dollar-denominated investment-grade and high-yield corporate bonds (collectively, the “Underlying Index Components”). The allocations are determined relative to a broader starting universe based on factors including the prevailing economic regime and the prevailing interest rate environment, as determined by BlackRock Index Services, LLC (the “Index Provider”).

The Index Provider begins with a starting universe composed of the four Underlying Index Components and certain other categories of U.S dollar-denominated fixed-income instruments (the “Starting Universe”).

The first step in constructing the Underlying Index is to assign an initial strategic overweight to high-yield corporate bonds (commonly known as “junk bonds”) relative to the Starting Universe (where the components are market value-weighted). This is achieved by taking a pro rata share from the weight of the U.S. Treasuries and agency MBS components. The weight of the high-yield corporate bond component is then increased or decreased based on the Index Provider’s assessment of the prevailing economic regime. The Index Provider’s economic regime assessment uses prices and option-adjusted spreads from the high-yield market to determine whether there is a risk-on or risk-off environment. Depending on the intensity of the risk environment, the risk-on weight adjustment is either +2% or +4%, and the risk-off weight adjustment is either -2% or -4%.

The next step is to perform two substitutions where the aggregate weight of the securities being introduced to the Underlying Index matches the aggregate weight of the respective Starting Universe instruments being

Fund Name	Investment Objective and Principal Investment Strategies
iShares® Systematic Bond ETF (continued)

replaced. First, the bonds within the high-yield corporate bond component of the Starting Universe are replaced with high-yield corporate bonds that have passed a credit quality screen and have a tilt toward credit value. These credit evaluations are described below. Next, investment-grade corporate bonds within a 1-10 year maturity band that also have passed a credit quality screen and have a tilt toward credit value replace the investment-grade credit portion of the Starting Universe. The credit quality screen is based on probability of default, which is an issuer-level measure that the Index Provider primarily determines based on a company’s financial health, industry characteristics, and the market environment. Corporate issuers are grouped according to customized credit ratings, and within each group, bonds from issuers with the highest probability of default are removed. Securities without an estimated probability of default (e.g., private issuers) or with insufficient, incomplete, or stale market data also are removed. The tilt towards credit value is achieved by using an optimization approach to increase the weight of corporate bonds with higher default-adjusted spreads. The default-adjusted spread seeks to reflect the yield of a bond, taking into account its potential for default and the expected recovery rate in case of default. The optimization approach also includes constraints in an effort to cap turnover, limit issuer concentration, avoid less liquid bonds and maintain overall risk exposures generally in line with a broader corporate bond component.

Finally, the Index Provider classifies the prevailing interest rate environment as either “falling rates” or “rising rates” to set the target duration for the Underlying Index. During periods of falling (rising) interest rates, the Underlying Index’s target duration will be up to 10% greater (less) than the duration of the Starting Universe. The magnitude of the target duration adjustment is determined by evaluating short-term and long-term bond return volatility. The higher that short-term volatility is relative to long-term volatility, the smaller the adjustment will be. The target duration is achieved by optimizing the U.S. Treasuries component while tilting toward bonds that the Index Provider deems to be undervalued and minimizing transaction costs.

The Underlying Index is rebalanced monthly. Interest and principal payments earned by index constituents are held as cash in the Underlying Index until month-end. The cash is removed from the Underlying Index at the rebalance and reinvested pro rata across the entire index.

As of October 31, 2025, approximately 92% of the Underlying Index consisted of issuers organized or located in the United States, and there were 1,202 issues in the Underlying Index from issuers in 16 countries or regions. The Underlying Index may include large-, mid- or small-capitalization issuers. As of October 31, 2025, a significant portion of the Underlying Index’s corporate bonds were issuers in the financial services industry or sector. The components of the Underlying Index are likely to change over time.

* * *

Shareholders should retain this Supplement for future reference.

PRO-TA-0326SUP

3